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                                                                  EXHIBIT 10.117

                Equipment Schedule No. 1
                                       --------------------------

                Dated as of March 10, 2000
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                To Master Lease Agreement dated March 10, 2000
                                                -----------------

                                        Acceptance Date March 10, 2000
                                                        ------------------------

                                        Commencement Date March 10, 2000
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Equipment Schedule to MASTER LEASE AGREEMENT dated as of March 10, 2000
                                                         -----------------------
between THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor and Ready Mix, Inc.
                                                               -----------------
-------------------------------- as Lessee.

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. ___ of ___ originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

1.   EQUIPMENT DESCRIPTION:

   Quantity         Manufacturer           Model/Feature           Serial Number        Description      Cost Per Unit
   --------         ------------           -------------           ------------        -----------      -------------

See Schedule "A" consisting of 2 pages attached hereto and made a part hereof, for equipment description

2.   LESSOR'S AGGREGATE COST OF EQUIPMENT. $2,076,000.00       .
                                            -------------------

3.   EQUIPMENT LOCATION 2601 E. Thomas Ste 235        Phoenix       AZ    85008.
                        -------------------------------------------------------

4.   ACCEPTANCE:

     Lessee confirms that (a) the Equipment described herein has been delivered to it in good working order and condition, and has been inspected and accepted by Lessee as of the Acceptance Date set forth above, (b) no Event of Default exists, (c) no Event of Default will be caused by the execution of this Schedule, (d) all Lessee's representations and warranties are true and correct, and (e) the terms and provisions of the Master Lease are hereby incorporated by reference and reaffirmed.

5.   LEASE TERM.

     a. Interim Lease Term. The interim term of the lease of the Equipment shall commence on the Acceptance Date and shall continue until the commencement of the Primary Lease Term defined below.

     b. Primary Lease Term. The primary term of the lease of Equipment shall commence on the Commencement Date and shall continue for a term of 60
                                                                             --
          months from such Commencement Date.

6.   RENT PAYMENTS.

     a. Interim Rent. The rent for each item of Equipment during the Interim Lease Term shall be an amount be an amount equal to 1/30th of the Primary Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Commencement Date which amount shall be payable on the Commencement Date.

     b. Primary Rent. The rent for each item of Equipment during the Primary Lease Term shall consist of _________ payments
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          of $33,475.50        , payable monthly commencing on the Commencement
              ----------------
          Date and a like sum on the same day of each month thereafter.


7.   STIPULATED LOSS VALUES.

     The Stipulated Loss Values, expressed as a percentage of Lessor's cost of the Equipment, are set forth in Exhibit A attached hereto. The Stipulated Loss Value with respect to any item of Equipment as of any rent payment date shall be an amount determined by multiplying Lessor's cost of the item by the applicable percentage set forth on Exhibit A. Any Stipulated Loss Value determined as of a date after the final rent payment date will be determined by using the percentage for the final rent payment date.

8. RETURN, OPERATION, MAINTENANCE, ADDITIONS. The return, operation, maintenance and additions provisions applicable to the Equipment are set forth in Rider A attached hereto.

9.   DEPRECIATION TAX ASSUMPTIONS. Equipment has a recovery period of 5 years.
                                                                      -

10.  TRAC PERCENTAGE. 30.00%
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11.  NONREFUNDABLE PROCESSING/ORIGINATION FEE payable to The CIT Group/Equipment
     Financing, Inc.

     $0.00
      ----------------------

12.  ADDITIONAL PROVISIONS:

Year 2000. The Lessee shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. The Lessee represents and warrants that the Year 2000 problem (that is, the inability of certain computer applications to recognize and correctly perform properly date-sensitive functions involving certain dates prior to and after December31, 1999) will not result in a material adverse effect on the Lessee's business condition or ability to perform hereunder. Upon request, the Lessee shall provide assurance acceptable to the Lessor that the Lessee's computer systems and software are or will be Year 2000 compliant on a timely basis. The Lessee shall immediately advise Lessor in writing of any material changes in the Lessee's Year 2000 plan, timetable or budget.

IN WITNESS WHEREOF, this Equipment Schedule has been signed as of the date set forth above.

Lessee:


Ready Mix, Inc.
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By /s/ Kenneth D. Nelson                     Title Vice President
   -------------------------------------          -------------------------
 KENNETH D. NELSON
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Print or Type Name

Lessor:

The CIT Group/Equipment Financing, Inc.
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By /s/ Kathy Taylor                          Title Agent
   -------------------------------------          -------------------------
 Kathy Taylor
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Print or Type Name